ELEVENTH AMENDMENT AGREEMENT

THIS ELEVENTH AMENDMENT AGREEMENT (the "**Amendment Agreement**") is entered into as of 3 November 2014 and is supplemental to the ISDA Master Agreement dated as of 9 January 2008 (as amended and restated from time to time) between Hermes Investment Management Limited, (the "**Investment Manager**") acting as agent and signatory for each of the principals, severally and not jointly, listed in Annex A to the Master Agreement (each such principal being a "**Party A**" and a "**Principal**") and HSBC Bank PLC ("**Party B**") (together the "**Parties**"), as amended, modified or supplemented from time to time (the "**Master Agreement**").

WHEREAS, in consideration of the mutual agreements contained in this Amendment Agreement, the Parties wish to amend the Master Agreement in order to:

(i) Remove the following 10 Principals from the Master Agreement:

- Hermes Commodities Index PCC Limited in the name and on behalf of the USD Cell (a "Guernsey Protected Cell")
- Hermes Commodities Index PCC Limited in the name and on behalf of the EUR Cell (a "Guernsey Protected Cell")
- Hermes Commodities Index PCC Limited in the name and on behalf of the JPY Cell (a "Guernsey Protected Cell")
- Hermes Commodities Index Plus PCC Limited in the name and on behalf of the GBP Cell (a "Guernsey Protected Cell")
- Hermes Commodities Index Plus PCC Limited in the name and on behalf of the USD Cell (a "Guernsey Protected Cell")
- Hermes Commodities Index Plus PCC Limited in the name and on behalf of the EUR Cell (a "Guernsey Protected Cell")
- Hermes Commodities Index Plus PCC Limited in the name and on behalf of the 3PY Cell (a "Guernsey Protected Cell")
- Hermes Commodities Alpha PCC Limited in the name and on behalf of the GBP Cell (a "Guernsey Protected Cell")
- Hermes Commodities Alpha PCC Limited in the name and on behalf of the USD Cell (a "Guernsey Protected Cell")
- Hermes Commodities Alpha PCC Limited in the name and on behalf of the EUR Cell (a "Guernsey Protected Cell")

(ii) add the following new Principal to the Master Agreement:

- Hermes Investment Funds Public Limited Company for and in respect of Hermes Multi Asset Inflation Fund

(iii) acknowledge that Hermes Investment Funds Public Limited Company, being an umbrella investment company with variable capital and having segregated liability between its sub-funds (herein "Irish UCIT Principals and Sub Funds") incorporated with limited liability in Ireland under registration number 463628 incorporated under the Irish Companies Acts 1963-2009 which is an undertaking for the collective investment in transferable securities authorised by the Regulator pursuant to the UCITS Regulations will act on behalf of each Irish UCITS Principal on a several and not joint basis;

(iv) enter into separate credit support arrangements with the Irish UCITS Principals on a several and not joint basis as specified in Attachment I attached hereto; and

(v) acknowledge that a separate Master Agreement (as may be amended by this Amendment Agreement) shall be deemed to exist between each Principal and Party B.

(vi) Part 4 (b) of the Schedule to the ISDA shall be deleted and amended by the following in relation to the Sub Funds being added as per Annex A attached hereto:

(b) Process Agent. For the purpose of Section 13 (c) of this Agreement:

Party A appoints as its Process Agent: Hermes Investment Management Limited, Lloyds Chambers, 1 Portsoken Street, London E1 8HZ

Party B appoints as its Process Agent: Not Applicable.

(xii) Only Paragraph 11(h) of the Credit Support Annex appearing as Exhibit 4 to the Master Agreement by amendment agreement dated 29 March 2012 is deleted in its entirety and replaced with the following

(i) **Paragraph 10. Definitions:**

(A) **Exposure**. The definition of "**Exposure**" in Paragraph 10 is hereby amended by the insertion of the word "Collateralised" after the words "if all" and before the word "Transactions" in the fourth line.

(B) **Collateralised Transactions** means any Transaction, except for

(i) spot FX Transactions with a Settlement Date that is 2 Local Business Days or less from the relevant Trade Date; and

(ii) any FX and Currency Option Transactions; and

(iii) Transactions that are described in Section 1.1 of the 1993 ISDA commodity Derivatives Definitions and Section 1.4 of the 1997 ISDA Bullion Definitions (each as may be amended, supplemented, or modified from time to time)

In each case entered into by the London offices of Party A and B.

"FX Transactions" "FX and Currency option Transactions" and "Settlement Date" shall have the meaning as set out in the 1998 FX and Currency Option Definitions, including Annex A, published by ISDA, the Emerging Markets Traders Association and the Foreign Exchange Committee as may be amended, supplemented or modified from time to time .

NOW THEREFORE, in consideration of the mutual agreements herein contained, the Parties agree as follows:

1 Annex A to the Master Agreement is hereby deleted in its entirety and replaced with a new Annex A in the form set out in Attachment I hereto, with the new Principal indicated in bold at the end thereof.

2 **Definitions.** All capitalised terms used but not otherwise defined in this Amendment Agreement shall have the meanings given to them in the Master Agreement.

3 **Miscellaneous**

3.1 **Entire Agreement; Restatement.**

(i) This Amendment Agreement constitutes the entire agreement and understanding of the parties

with respect to its subject matter and supersedes all oral communication and prior writings (except as otherwise provided therein) with respect thereto.

(ii) Except for any amendment to the Master Agreement made pursuant to this Amendment Agreement, all terms and conditions of the Master Agreement will continue in full force and effect in accordance with its provisions on the date of this Amendment Agreement. References to the Master Agreement will be to the Master Agreement, as amended by this Amendment Agreement.

3.2 **Amendments.** No amendment, modification or waiver in respect of the matters contemplated by this Amendment Agreement will be effective unless made in accordance with the terms of the Master Agreement.

3.3 **Counterparts.** This Amendment Agreement may be executed and delivered in counterparts (including by facsimile transmission and electronic messaging), each of which will be deemed to be an original and both of which when taken together shall constitute one and the same instrument.

3.4 **Headings.** The headings used in this Amendment Agreement are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment Agreement.

3.5 **Contracts (Rights of Third Parties) Act 1999.** This Amendment Agreement does not create any right under the Contracts (Rights of Third Parties) Act 1999 which is enforceable by any person who is not a party to it.

3.6 **Notices or Communications.** Any notices or communications to be sent by one party to another with respect to this Amendment Agreement shall be sent in accordance with Part 4(a) of the Master Agreement.

3.7 **Governing Law.** This Amendment Agreement, and any non-contractual issues with respect to it, will be governed by and construed in accordance with the law specified in the Master Agreement.

IN WITNESS WHEREOF, the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

HERMES INVESTMENT MANAGEMENT LIMITED acting as agent and signatory for each of the Principals, severally and not jointly, listed in Annex A to the Master Agreement

By: [signature]
Name: **Michelle Green**
Title: **Director**
Date: 29/10/2014

HSBC BANK PLC

By: [signature]
Name: JILLIAN MELTON
Title: AUTHORISED SIGNATORY
Date: 29/10/14.

ATTACHMENT I
NEW ANNEX A TO THE MASTER AGREEMENT

ANNEX A - PRINCIPALS

	Name of Principals	Entity Type	Applicable CSA
1.	BT Pension Scheme Trustees Limited as Trustees of the BT Pension Scheme	UK Pension Fund	For non-FX Transactions: Exhibit 2 For certain FX Transactions: Exhibit 3
2.	Royal Mail Pensions Trustees Limited as Trustees of the Royal Mail Pension Plan	UK Pension Fund	N/A
3.	Hermes Pension Trustees Limited as trustees of the Hermes Group Pension Scheme	UK Pension Fund	N/A
4.	Hermes Investment Funds public limited company for and in respect of Hermes UK Small and Mid Cap Companies Fund	Irish UCITS Principal	Exhibit 4
5.	Hermes Investment Funds public limited company for and in respect of Hermes Quant Global Equity Fund	Irish UCITS Principal	Exhibit 4
6.	Hermes Investment Funds public limited company for and in respect of Hermes Pan-European Small Cap Companies Fund	Irish UCITS Principal	Exhibit 4
7.	Hermes Investment Funds public limited company for and in respect of Hermes Global Emerging Markets	Irish UCITS Principal	Exhibit 4
8.	Hermes Investment Funds public limited company for and in respect of Hermes UK Smaller Companies Fund	Irish UCITS Principal	Exhibit 4
9.	Hermes Investment Funds public limited company for and in respect of Hermes Global Equities Selection Fund	Irish UCITS Principal	Exhibit 4
10.	Hermes Investment Funds public limited company for and in respect of Hermes Sourcecap European Alpha Fund	Irish UCITS Principal	Exhibit 4
11.	Hermes Investment Funds public limited company for and in respect of Hermes Japan Small and Mid Cap Companies Fund	Irish UCITS Principal	Exhibit 4
12.	Hermes Investment Funds public limited company for and in respect of Hermes Japan Equity Fund	Irish UCITS Principal	Exhibit 4
13.	Hermes Investment Funds public limited company for and in respect of Hermes Global High Yield Bond Fund	Irish UCITS Principal	Exhibit 4
14.	Hermes Investment Funds public limited company for and in respect of Hermes Global Investment Grade Fund	Irish UCITS Principal	Exhibit 4
15.	Hermes Investment Funds public limited company for and in respect of Hermes Emerging Asia Equity Fund	Irish UCITS Principal	Exhibit 4
16.	Hermes Investment Funds public limited company for and in respect of Hermes US SMID Equity Fund	Irish UCITS Principal	Exhibit 4
17.	Hermes Investment Funds public limited company for and in respect of Hermes Active UK Inflation-Linked Bond Fund	Irish UCITS Principal	Exhibit 4
	Hermes BPK Partners LLP	UK Regulated Investment Firm	N/A
27.	Hermes Investment Funds Public Limited Company for and in respect of Hermes Multi-Strategy Credit Fund	Irish UCITS Principal	Exhibit 4
28.	Hermes Investment Funds Public Limited Company for and in respect of Hermes Global Equity ESG	Irish UCITS Principal	Exhibit 4
29.	Hermes Investment Funds Public Limited Company for and in respect of Hermes Multi Asset Inflation Fund	**Irish UCITS Principal**	**Exhibit 4**